SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



        Date of Report (Date of earliest event reported): August 13, 2002
                                                          ---------------


                         Commission file number: 1-10689
                                                ---------


                               LIZ CLAIBORNE, INC.
                -------------------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)


          Delaware                                           13-2842791
-----------------------------                        ---------------------------
      (State or other                                    (I.R.S. Employer
      jurisdiction of                                   Identification No.)
      incorporation)



       1441 Broadway, New York, New York                          10018
-------------------------------------------------          ---------------------
    (Address of principal executive offices)                    (Zip Code)



                                 (212) 354-4900
                -------------------------------------------------
                 (Registrant's telephone number, including area
                                      code)



                                 NOT APPLICABLE
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.1 Statement Under Oath of Principal Executive Officer dated August 13, 2002.

     99.2 Statement Under Oath of Principal Financial Officer dated August 13, 2002.

     99.3 Certification of Chief Executive Officer Pursuant to Section 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     99.4 Certification of Chief Financial Officer Pursuant to Section 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 9. REGULATION FD DISCLOSURE.

On August 13, 2002, each of Paul R. Charron, Chairman and Chief Executive Officer (principal executive officer) of Liz Claiborne, Inc. (the "Company"), and Michael Scarpa, Senior Vice President and Chief Financial Officer (principal financial officer), of the Company, submitted to the Securities and Exchange Commission ("SEC") sworn statements pursuant to SEC Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

In addition, as part of the Company's Quarterly Report on Form 10-Q for the period ended June 29, 2002 (the "Form 10-Q"), filed with the SEC on August 13, 2002, each of Mr. Charron and Mr. Scarpa submitted a signed certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Section 906 Certificates"). A copy of each of the Section 906 Certificates is attached hereto as an Exhibit (99.3 and 99.4).

                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LIZ CLAIBORNE, INC.


                  Dated: August 13, 2002    By:      /s/ Michael Scarpa
                                                     ------------------
                                            Name:    Michael Scarpa
                                            Title:   Senior Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX




    EXHIBIT    DESCRIPTION
    -------    -----------

     99.1 Statement Under Oath of Principal Executive Officer dated August 13, 2002.

     99.2 Statement Under Oath of Principal Financial Officer dated August 13, 2002.

     99.3 Certification of Chief Executive Officer Pursuant to Section 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     99.4 Certification of Chief Financial Officer Pursuant to Section 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.